Commitments And Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Commitments And Contingencies [Abstract]
Commitments And Contingencies

NOTE 5 – COMMITMENTS AND CONTINGENCIES

Legal Proceedings

Lower Fees, Inc. Litigation

On or about November 20, 2008, Lower Fees, Inc. ("LF") filed in the Circuit Court in and for Palm Beach County, Florida a civil action against the Company, Bankrate's Chief Executive Officer and Chief Financial Officer, alleging "fraud in the inducement" by the defendants in respect of the Company having entered into an asset purchase agreement with LF dated February 5, 2008 (the "Asset Purchase Agreement"). Pursuant to the Asset Purchase Agreement, the Company purchased certain assets and assumed certain liabilities of LF and made a cash payment of the consideration specified in the agreement. Following a motion by Bankrate to dismiss the complaint as baseless and failing to state a claim, on March 23, 2009, the court dismissed the complaint, and allowed LF 30 days within which to file an amended complaint. LF filed an amended complaint on April 22, 2009 which was dismissed on October 9, 2009. LF filed another amended complaint on November 6, 2009, which sought relief in the form of rescission of the transaction and attorneys' fees and which was dismissed with prejudice on March 23, 2010. On or about April 21, 2010, LF filed a notice of appeal of the court's March 23 order (the "Appeal").

On April 30, 2010, LF sent a letter to us (the "LF Letter") asking for indemnification under Paragraph 6.3 of the Asset Purchase Agreement for the same alleged "misrepresentations" it had alleged in its prior complaints in the civil action. The amount the LF Letter claims LF will incur as losses is $8.2 million. The LF Letter also asks for payment of $900,000 and $180,000 to Michael Kratzer, one of the owners of LF, in respect of his former employment with us. On May 14, 2010, we responded to the LF Letter denying the allegations in full.

The parties have filed their briefs in the Appeal and the case is awaiting decision by the appellate court. Oral arguments were heard in July 2011. On October 19, 2011 the fourth District Court of Appeals reversed the trial court's dismissal of the complaint and directed the trial court to proceed with the case. Bankrate has 15 days to file a motion for rehearing. We will continue to vigorously defend the Appeal and the requests of the LF Letter. We cannot presently estimate the amount of loss, if any, that would result from an adverse resolution of this matter.

On March 9, 2011, LF filed a civil action against the Company styled: Lower Fees, Inc., Plaintiff, vs. Bankrate, Inc., Defendant, in the Circuit Court of the Fifteen Judicial Circuit in and for Palm Beach County (the "New LF Lawsuit"). In the New LF Lawsuit, LF alleges that the Company breached a duty of good faith to operate a website transferred under the Asset Purchase Agreement to generate revenues that would have resulted in the Company having to pay LF certain earn-out payments under the Asset Purchase Agreement. The New LF Lawsuit is in its very early stages. LF seeks relief in the form of unspecified damages suffered, pre-judgment interest, attorneys' fees, and costs. The Company will vigorously defend the New Lawsuit and currently intends to file a motion to dismiss the New LF Lawsuit. The motion for summary judgment was heard in July 2011 and the Company is awaiting a ruling from the court. We cannot presently estimate the amount of loss, if any, that would result from an adverse resolution of this matter.

BanxCorp Litigation

On or about July 20, 2007, BanxCorp, an online publisher of rate information provided by financial institutions with respect to various financial products, filed suit against the Company in the United States District Court for the District of New Jersey alleging violations of Federal and New Jersey State antitrust laws, including the Sherman Act and the Clayton Act on the basis of illegal predatory pricing, vendor lock-in, exclusionary product and distribution bundling and tie-in arrangements, anticompetitive acquisitions and market division agreements. In the complaint, BanxCorp seeks injunctive relief, treble damages in an unspecified amount, and attorneys' fees and costs. In response to motions by the Company to dismiss for failure to state a claim, the court has three times permitted Banxcorp to file amended complaints, in which Banxcorp has added new causes of action under the Sherman Act, including an allegation that the Company conspired with some 90 online media outlets to fix prices in connection with the publication of certain rate information tables. Following the latest amendment in March 2011, the Company intends to again move to dismiss the amended complaint. We cannot presently estimate the amount of loss, if any, that would result from an adverse resolution of this matter.

Mortgage Grader Lawsuit

In October 2010, an action was commenced in the United States District Court for the Central District of California entitled Mortgage Grader, Inc. v. Lenderfi, Inc., et al., in which Bankrate is one of nine defendants. The complaint alleges that the plaintiff is the owner of a patent relating to "a computer-implemented system for enabling borrowers to anonymously shop for loan packages offered by a plurality of lenders" and that the patent is being infringed by each of the defendants. The complaint seeks relief in the form of an adjudication of patent infringement, unspecified treble damages together with pre-judgment and post-judgment interest, an injunction prohibiting further infringement, and reasonable attorneys' fees and costs. Bankrate has answered the complaint and asserted counterclaims alleging that the patent in question should be invalidated. An initial investigation on the merits of the action has been undertaken and Bankrate denies any liability. Settlement discussions have been initiated between the parties and are ongoing. We cannot presently estimate the amount of loss, if any, that would result from an adverse resolution of this matter.

Bankrate, Inc. Shareholder Litigations

In connection with the announcement of the Bankrate Acquisition, certain persons who were then stockholders of the Company filed a number of lawsuits alleging breach of fiduciary duties and/or seeking appraisal of the fair value of their shares of the Company stock. The lawsuits alleging breach of fiduciary duties were consolidated and, on November 8, 2010, certified as a mandatory, non-opt-out class action (with the exception of one of the parties seeking appraisal, who was ruled not to be part of the class) and settled based on an award of plaintiffs' counsel attorneys' fees and expenses in the amount of $2.0 million, which was paid on December 8, 2010. One of the appraisal claims was resolved in September 2010 and the remaining claims were resolved in February 2011, on the basis of a per-share valuation equal to that offered in the Bankrate Acquisition. All of these claims are now resolved.

Trouve Lawsuit

On June 24, 2011, a civil action against Trouve Media, Inc. ("Trouve") was filed in the Superior Court of California. The lawsuit alleges that Trouve sent unlawful unsolicited commercial email messages in violation of California business and professional code. The lawsuit is in its very early stages and Bankrate intends to vigorously defend the lawsuit. The Company cannot presently estimate the amount of loss, if any, that would result from an adverse resolution of this matter.

Other Commitments

We have executed employment agreements with 16 senior executives, including Bankrate's President and Chief Executive Officer. Three of the executives' employment contracts were modified as a result of the Acquisition. Each employment agreement provides for a minimum annual base salary, an annual bonus contingent on our achieving certain performance criteria, and severance provisions ranging from six months to one year's annual base salary. Under the terms of the employment agreements, the individuals are entitled to receive minimum severance amounts of $3.1 million in the aggregate.

Note 8—Commitments and Contingencies

Legal Proceedings

Lower Fees, Inc. Litigation

On or about November 20, 2008, Lower Fees, Inc. ("LF") filed in the Circuit Court in and for Palm Beach County, Florida a civil action against the Company, Bankrate's Chief Executive Officer and Chief Financial Officer, alleging "fraud in the inducement" by the defendants in respect of the Company having entered into an asset purchase agreement with LF dated February 5, 2008 (the "Asset Purchase Agreement"). Pursuant to the Asset Purchase Agreement, the Company purchased certain assets and assumed certain liabilities of LF and made a cash payment of the consideration specified in the agreement. Following a motion by Bankrate to dismiss the complaint as baseless and failing to state a claim, on March 23, 2009, the court dismissed the complaint, and allowed LF 30 days within which to file an amended complaint. LF filed an amended complaint on April 22, 2009 which was dismissed on October 9, 2009. LF filed another amended complaint on November 6, 2009, which sought relief in the form of rescission of the transaction and attorneys' fees and which was dismissed with prejudice on March 23, 2010. On or about April 21, 2010, LF filed a notice of appeal of the court's March 23 order (the "Appeal").

On April 30, 2010, LF sent a letter to us (the "LF Letter") asking for indemnification under Paragraph 6.3 of the Asset Purchase Agreement for the same alleged "misrepresentations" it had alleged in its prior complaints in the civil action. The amount the LF Letter claims LF will incur as losses is $8.2 million. The LF Letter also asks for payment of $900,000 and $180,000 to Michael Kratzer, one of the owners of LF, in respect of his former employment with us. On May 14, 2010, we responded to the LF Letter denying the allegations in full.

The parties have filed their briefs in the Appeal and the case is awaiting decision by the appellate court. Oral arguments were heard in July 2011. On October 19, 2011 the fourth District Court of Appeals reversed the trial court's dismissal of the complaint and directed the trial court to proceed with the case. On November 3, 2011, Bankrate filed a motion for rehearing. We will continue to vigorously defend the Appeal and the requests of the LF Letter. We cannot presently estimate the amount of loss, if any, that would result from an adverse resolution of this matter.

On March 9, 2011, LF filed a civil action against the Company styled: Lower Fees, Inc., Plaintiff, vs. Bankrate, Inc., Defendant, in the Circuit Court of the Fifteen Judicial Circuit in and for Palm Beach County (the "New LF Lawsuit"). In the New LF Lawsuit, LF alleges that the Company breached a duty of good faith to operate a website transferred under the Asset Purchase Agreement to generate revenues that would have resulted in the Company having to pay LF certain earn-out payments under the Asset Purchase Agreement. The New LF Lawsuit is in its very early stages. LF seeks relief in the form of unspecified damages suffered, pre-judgment interest, attorneys' fees, and costs. The Company will vigorously defend the New Lawsuit and currently intends to file a motion to dismiss the New LF Lawsuit. The motion for summary judgment was heard in July 2011 and the Company is awaiting a ruling from the court. We cannot presently estimate the amount of loss, if any, that would result from an adverse resolution of this matter.

BanxCorp Litigation

On or about July 20, 2007, BanxCorp, an online publisher of rate information provided by financial institutions with respect to various financial products, filed suit against Bankrate in the United States District Court for the District of New Jersey alleging violations of Federal and New Jersey State antitrust laws, including the Sherman Act and the Clayton Act (the "Complaint"). In the Complaint, BanxCorp seeks injunctive relief, treble damages in an unspecified amount, and attorneys' fees and costs. BanxCorp alleges that it has been injured as a result of monopolistic and otherwise anticompetitive conduct on the part of Bankrate. Specifically, BanxCorp alleges that Bankrate has engaged in illegal predatory pricing, vendor lock-in, exclusionary product and distribution bundling and tie-in arrangements, anticompetitive acquisitions and market division agreements.

On October 19, 2007, Bankrate filed a motion to dismiss the Complaint for failure to state a claim, That motion to dismiss has been fully briefed and was submitted to the Court on January 25, 2008. On July 7, 2008, the Court issued an opinion in which it found that the complaint failed to state claims under the Sherman Act, but denied the motion to dismiss and directed the plaintiff to file an amended complaint providing greater detail regarding the Sherman Act claims and certain other claims. On August 21, 2008, the plaintiff filed a first amended complaint (the "First Amended BanxCorp Complaint"). In the First Amended BanxCorp Complaint, the plaintiff added new causes of action under the Sherman Act, including a cause of action alleging that Bankrate conspired with some 90 online media outlets to fix prices in connection with the publication of bank rate tables. Bankrate moved to dismiss the First Amended BanxCorp Complaint. While that motion was pending, on October 31, 2008 the plaintiff withdrew the First Amended BanxCorp Complaint and filed a second amended complaint (the "Second Amended BanxCorp Complaint"), in which it alleges violations of the Sherman Act, the Clayton Act, and New Jersey State antitrust laws based on the allegations described above.

Bankrate moved to dismiss the Second BanxCorp Amended Complaint. In an opinion dated September 14, 2009, the Court identified deficiencies in the Second Amended Complaint and directed the plaintiff to file a third amended complaint (the "Third Amended BanxCorp Complaint") curing those deficiencies. On October 15, 2009. the plaintiff filed the Third Amended Complaint. On November 13, 2009, Bankrate moved to dismiss the Third Amended Complaint for failure to state a claim. By Order dated July 13, 2010, the Court denied Bankrate's motion, and directed the parties to conduct discovery.

On April 1, 2011, BanxCorp filed a Fourth Amended Complaint in which BanxCorp added two new theories of liability to those set forth in the Third Amended Complain. The two new theories of liability are based upon (1) allegations that Bankrate engaged in a predatory pricing conspiracy with a number of online media outlets for an unspecified period prior to 2006, and thereafter engaged in a price-fixing conspiracy with those same online media outlets to charge supracompetitive prices, and (2) allegations that Bankrate's contractual arrangements with online media outlets constituted illegal exclusionary conduct for exclusive dealing—that it had previously conceded it could not maintain. Bankrate denies the new allegations, will move to dismiss all claims in the Fourth Amended Complaint that are based upon these allegations, and will content all remaining claims vigorously. We cannot presently estimate the amount of loss, if any, that would result from an adverse resolution of this matter.

Variant Litigation

On April 23, 2009, a lawsuit was filed against Bankrate claiming that Bankrate's website infringed United States Patent No. 7,379,900. The suit was filed by Variant, Inc., the alleged exclusive licensee of the patent, and styled Variant, Inc. v. Flexsol Packaging Corp., et al., in the United States District Court for the Eastern District of Texas (Tyler Division). Bankrate took discovery in the case and based on that discovery, filed a summary judgment motion for invalidity of the patent and a brief to construe the patent claims in a way that demonstrated our non-infringement. All claims and counterclaims in the case between Variant, Inc. and Bankrate, Inc. were dismissed with prejudice. The case was settled for $25,000 and dismissed with prejudice on April 2, 2010.

Bankrate, Inc. Shareholder Litigations

On July 22, 2009, Apax Partners, L.P. announced that funds advised by certain of its affiliates would acquire Bankrate, Inc. for approximately $576 million (the "Acquisition"). Four complaints challenging the Acquisition were filed. The first three complaints were filed in the Circuit Court of the Fifteenth Judicial Circuit in and for Palm Beach County, Florida. The first, Pfeffer v. Evans et al., was filed against Ben Holdings, Inc. and Ben Merger Sub, Inc. (the Apax-affiliated entities created to facilitate the Acquisition), Bankrate, and Bankrate's directors. The second, captioned KBC Asset Management v. Bankrate, Inc., et al., was filed against Apax, Ben Holdings, Ben Merger Sub, and Bankrate's directors. The third, captioned Bloch v. Bankrate, Inc. et al., was filed against Bankrate and its directors only. A fourth complaint, Novick v. Bankrate, Inc., et al., was filed in the United States District Court for the Southern District of Florida against Bankrate, its directors, Apax, Ben Holdings, and Ben Merger Sub.

These lawsuits alleged that, in connection with the Acquisition, Bankrate's directors breached fiduciary duties owed to Bankrate's shareholders, and to the extent that Apax, Ben Holdings, or Ben Merger Sub were named as defendants, that they aided and abetted in such alleged breach of the directors' fiduciary duties. The basic allegations at issue were, inter alia, that (1) the process by which Bankrate entered into a proposed transaction with Apax was flawed and did not maximize Bankrate shareholder value, and (2) the consideration to be paid to Bankrate's shareholders in connection with the Acquisition was inadequate.

The three state lawsuits were consolidated before Judge Thomas H. Barkdull and, after a period of discovery, plaintiffs moved for a preliminary injunction, only to withdraw that motion two days prior to the scheduled hearing date. On September 29, 2009, the parties involved in the lawsuits entered into a settlement in principle that was later memorialized in a memorandum of understanding. That settlement involved mutual releases and settlement of any claims arising out of the Acquisition, with the exception of appraisal claims. On April 16, 2010, Judge Barkdull signed an order preliminarily approving the settlement.

On September 22, 2010, Coatue Affiliates ("Coatue") filed the sole objection to the proposed settlement. Bankrate filed an opposition to Coatue's objection on October 18, 2010. On October 25, 2010, a settlement hearing was held before Judge Barkdull. At the hearing, Judge Barkdull approved the settlement (the "Settlement") while simultaneously allowing Coatue to opt out of the Settlement. On November 8, 2010, Judge Barkdull issued a written order (the "Order"), certifying the action as a mandatory, non-opt-out class action and awarding plaintiffs' counsel attorneys' fees and expenses in the amount of $2.0 million, that was paid on December 8, 2010. Judge Barkdull's approval of the Settlement forever released any and all claims, known or unknown, against Bankrate and Apax, and, among others, any of their present or former affiliates, parents, subsidiaries, general partners, limited partners, partnerships, and their respective officers, directors, managing directors, employees, and agents, related to the Acquisition. Judge Barkdull, however, ruled that Coatue was not a member of the class, and the Settlement and the Order should not, in any way, affect the rights or claims of Coatue in the appraisal action then-pending in Palm Beach County Circuit Court. No appeal was taken. Our director and officer insurance reimbursed us for $1.5 million during February 2011. The $2.0 million settlement was accrued in the period from August 25, 2009 to December 31, 2009. The $1.5 million insurance amount was recorded as an other asset at December 31, 2009 and offset the charge to acquisition related expenses and related party fees for the period from August 25, 2009 to December 31, 2009.

Bankrate Appraisal Litigation

On December 28, 2009, Bankrate initiated an appraisal lawsuit pursuant to the requirements of Florida statutory law against several former shareholders of the publicly traded common stock of Bankrate, who had sought to obtain a judicial appraisal of the value of that stock as of the time immediately prior to the completion of the Acquisition. As required by Florida law, in lieu of accepting the offer price of $28.50 per outstanding share of Bankrate common stock following the Acquisition, Bankrate's shareholders had the option of seeking a judicial appraisal of their shares. The holders of 2,136,586 such shares (approximately 11% of all shares outstanding before the Acquisition) exercised this option. Bankrate brought suit to provide a single forum for a judicial determination of the value of these dissenting shares (the "Action").

On February 18, 2010, Coatue, defendants in the Action, served their first set of interrogatories and first request for production on Bankrate. On March 2, 2010, Bankrate served its first interrogatories and request for production on all defendants in the Action. On March 3, 2010, the Glazer defendants (the "Glazer Defendants") served their first request for production on Bankrate. On April 5, 2010, defendant Binqiang Shi served his responses to Bankrate's discovery requests. Bankrate responded to Coatue's discovery requests on May 21, 2010 providing Coatue with responses and objections to the interrogatories and request production. Both the Glazer Defendants and all Coatue Affiliates except one responded to Bankrate's discovery requests on June 3, 2010, providing Bankrate with responses and objections to their interrogatories and request for production. Bankrate responded to the Glazer Defendants' discovery requests on June 4, 2010, providing the Glazer Defendants with responses and objections to their request for production. Finally, on June 8, 2010, the final Coatue Affiliate, the Coat Cayman Fund Ltd., served its requests and objections of Bankrate's discovery requests.

On September 15, 2010, Coatue filed an amended answer and counterclaims. In Coatue's counterclaims, they alleged breach of fiduciary duty claims against both Bankrate and its CEO, Thomas Evans. Bankrate and Evans responded to the counterclaims by filing a motion to dismiss on September 22, 2010. On October 8, 2010, Judge Barkdull held a hearing on the motion to dismiss and, on October 19, 2010, Judge Barkdull dismissed Coatue's counterclaims without prejudice.

On September 20, 2010, the Glazer Defendants resolved and settled all claims with Bankrate. As per the settlement agreement, Bankrate paid $5.7 million at the original $28.50 per share transaction price plus $141,000, which represents certain reimbursement for certain expenses and $368,000 in accrued interest under Florida's statutory rate. The Glazer Defendants were dropped from the Action with prejudice on October 21, 2010. See Note 14 for further information regarding legal proceedings.

At December 31, 2010, we have approximately $56.7 million in payable to these dissenting shareholders and accrued interest of approximately $4.6 million at the Florida statutory rate of 6%. Interest expense was approximately $3.6 million (Successor) and $1.3 million (Successor) during the year ended December 31, 2010 and the period July 17, 2009 to December 31, 2009, respectively. Interest expense compounds annually and is included as a component of interest expense in the accompanying consolidated statement of operations.

On February 11, 2011, Coatue resolved and settled their claims with Bankrate. As per the settlement agreement, Bankrate paid $55.2 million at the original $28.50 per share transaction price plus reimbursement of $1.5 million in certain expenses and $4.6 million in accrued interest under Florida's statutory rate. Coatue was dropped from the Action with prejudice on February 17, 2011. The $1.5 million (Successor) reimbursement was recorded as a legal settlement expense in the Company's consolidated statement of operation for the year ended December 31, 2010.

On February 18, 2011, defendant Binqiang Shi ("Shi") resolved and settled his claims with Bankrate. As per the settlement agreement, Bankrate paid $14,250 at the original $28.50 per share transaction price plus reimbursement of $3,100 for certain expenses and accrued interest of $1,200 under Florida's statutory rate. Shi was dropped from the Action with prejudice on February 22, 2011.

On February 23, 2011, Bankrate field a notice of voluntary dismissal without prejudice in the Action, as, at that point, all defendants had been dropped as parties to the Action. The matter is now closed.

Mortgage Grader Lawsuit

In October 2010, an action was commenced in the United States District Court for the Central District of California entitled Mortgage Grader, Inc. v. Lenderfi, Inc., et al., in which Bankrate is one of nine defendants. The complaint alleges that the plaintiff is the owner of a patent relating to "a computer-implemented system for enabling borrowers to anonymously shop for loan packages offered by a plurality of lenders" and that the patent is being infringed by each of the defendants. The complaint seeks relief in the form of an adjudication of patent infringement, unspecified treble damages together with pre-judgment and post-judgment interest, an injunction prohibiting further infringement, and reasonable attorneys' fees and costs. Bankrate has answered the complaint and asserted counterclaims alleging that the patent in question should be invalidated. An initial investigation on the merits of the action has been undertaken and Bankrate denies any liability. Settlement discussions have been initiated between the parties and are ongoing. We cannot presently estimate the amount of loss, if any, that would result from an adverse resolution of this matter.

Leases

We lease office space in certain cities in the United States, United Kingdom and in Beijing, China. These leases are accounted for as operating leases. Total rent expense for the year ended December 31, 2010, the period from July 17, 2009 to December 31, 2009, the period from January 1, 2009 to August 24, 2009 and the year ended December 31, 2008, respectively amounted to approximately $2.4 million (Successor), $0.8 million (Successor), $1.4 million (Predecessor), and $2.0 million (Predecessor), respectively.

We recognize rent expense for operating leases with periods of free rent, step rent provisions and escalation clauses on a straight-line basis over the applicable lease term. We consider lease renewals in the useful life of our leasehold improvements when such renewals are reasonably assured. We take these provisions into account when calculating minimum aggregate rental commitments under non-cancelable operating leases. Future minimum lease payments under non-cancelable operating and capital leases and having initial lease terms in excess of one year as of December 31, 2010 were:

($ in thousands)	Operating Leases	Capital Leases
Year Ending December 31,
2011	$2,289	$36
2012	2,279	36
2013	2,089	36
2014	1,331	30
2015	1,373	—
Thereafter through 2017	1,057	—

Total minimum lease payments	$10,418	$138

Less: Interest		23

Present value of minimum capital lease payments		115
Obligations under capital leases, current		25

Obligations under capital leases, noncurrent		$90

Other Commitments

We have executed employment agreements with 14 key executives, including Bankrate's President and Chief Executive Officer. Three of the executives' employment contracts were modified as a result of the Acquisition. Each employment agreement provides for a minimum annual base salary, an annual bonus contingent on our achieving certain performance criteria, and severance provisions ranging from three months to one year's annual base salary. Under the terms of the employment agreements, the individuals are entitled to receive minimum annual base salaries of $2.8 million in the aggregate.